UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 10, 2011

PERFORMANCE TECHNOLOGIES, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	02-27460 (Commission File Number)	16-1158413 (IRS Employer Identification No.)

205 Indigo Creek Drive Rochester, New York		14626
(Address of principal executive offices)		(Zip Code)

(585) 256-0200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 10, 2011, Performance Technologies, Incorporated ("PT") issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2011. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

(c) Exhibits.

(99.1) Press release issued by PT on November 10, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE TECHNOLOGIES, INCORPORATED

November 10, 2011	By /s/ John M. Slusser
John M. Slusser
President and Chief Executive Officer

November 10, 2011	By /s/ Dorrance W. Lamb
Dorrance W. Lamb
Chief Financial Officer and Senior Vice President of Finance

EXHIBIT 99.1

For more information contact: Dorrance W. Lamb SVP and Chief Financial Officer PT 585-256-0200 ext. 7276 http://www.pt.com finance@pt.com

PT Announces Third Quarter 2011 Financial Results

"Earns $.07 per share for the quarter on a Non-GAAP Basis"

ROCHESTER, NY – November 10, 2011 -- PT (NASDAQ: PTIX), a leading global supplier of advanced network communications, today announced its unaudited financial results for the third quarter 2011.

Revenue in the third quarter 2011 amounted to $9.0 million, compared to $6.3 million in the third quarter 2010. Revenue for the nine months ended September 30, 2011 amounted to $27.1 million, compared to $21.1 million during the corresponding period in 2010.

On the basis of generally accepted accounting principles (GAAP), the net loss in the third quarter 2011 amounted to ($.1 million), or ($.01) per basic share, including a restructuring charge of $.01 per share, an impairment charge of $.04 per share, amortization of purchased intangible assets of $.03 per share and stock-based compensation expense of $.01 per share, based on 11.1 million shares outstanding. The GAAP net loss in the third quarter 2010 amounted to ($2.9 million), or ($.26) per basic share, including litigation expenses of $.05 per share, a restructuring charge of $.01 per share and stock-based compensation expense of $.01 per share, based on 11.1 million shares outstanding.

The GAAP net loss for the nine months ended September 30, 2011 amounted to ($1.6 million), or ($.15) per basic share, including a restructuring charge of $.02 per share, an impairment charge of $.04 per share, amortization of purchased intangible assets of $.07 per share, litigation expenses of $.04 per share, and stock-based compensation of $.02 per share, based on 11.1 million shares outstanding. The GAAP net loss for the nine months ended September 30, 2010 amounted to ($6.8 million), or ($.61) per basic share, including litigation expenses of $.08 per share, a restructuring charge of $.02 per share, stock-based compensation of $.03 per share, and a discrete income tax provision of $.01 per share, based on 11.1 million shares outstanding.

On a non-GAAP basis, the Company had net income in the third quarter 2011 amounting to $.7 million, or $.07 per diluted share, compared to a net loss of ($2.2 million), or ($.20) per basic share in the third quarter 2010. The Company had net income on a non-GAAP basis for the nine months ended September 30, 2011 amounting to $.5 million, or $.04 per diluted share, compared to a net loss of ($5.4 million), or ($.48) per basic share in the nine months ended September 30, 2010. Please refer to the reconciliation between GAAP and non-GAAP financial measures contained in this release.

On September 30, 2011, the Company's working capital position was $18.3 million including cash and investments amounting to $12.4 million, and the Company had no long-term debt.

“While PT fell just short of breakeven for the quarter, we are pleased to report that we were solidly profitable on a non-GAAP basis,” said John Slusser, president and chief executive officer.  “Returning to profitability is a fundamental objective for our management team. Our multi-pronged product initiatives coupled with our new sales alliances have driven a meaningful increase in year-over-year revenue and gross profit. In addition, our expense reduction initiatives are paying off. We are grateful for the continued patience of our shareholders and for the ingenuity and hard work of our PT team.”

Recent Highlights

• In May 2011, PT announced a major international wireless carrier order amounting to nearly $3 million with Globacom, one of Africa's fastest growing mobile telecommunications companies. The Company recorded its first revenue from this order in the third quarter 2011 and expects the remainder of the order to be recognized in the fourth quarter 2011 and first quarter 2012. As part of this supply agreement, Globacom will be deploying PT's SEGway™ Signaling solutions in Nigeria and Ghana and will include both Mobile Number Portability (MNP) and Short Message Service Defense (SMS-D) functions.

• In June 2011, PT announced a revolutionary new open-standards solution set, now named Monterey 8000. At the just concluded 2011 ATCA Summit in San Jose, California, PT was awarded "Best in Show-Hardware" for the Monterey 8000 product. First of its kind in the industry, the Monterey 8000 is an enhanced application-ready platform that combines compatibility with the latest MicroTCA.4 standard with superset extensions including 40GbE backplane performance and a doubling of the available power budget per blade to support the ever increasing demands of multi-core and special purpose processors.

• In early October, PT announced the addition of Xpress Telemarketer Guard™ (TMG) to its Xpress suite of next-generation network solutions. TMG is an advanced software feature that enables residential subscribers to intercept and divert annoying telemarketing calls. TMG is expected to generate interest among service providers worldwide, and is already offered in a major carrier's North American network.

More in-depth discussions of the Company's strategy and financial performance can be found in the Company's periodic reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission.

About PT (www.pt.com)

PT (NASDAQ: PTIX) is a global supplier of advanced network communications solutions to service provider, government, and OEM markets. PT's portfolio includes IP-centric network elements and applications designed for high availability, scalability, and long life cycle deployments. The industry-leading Monterey MicroTCA and IPnexus platforms anchor the company's broad range of offerings on PT's own IP-native, highly integrated platforms and element management systems. OEMs and application developers, including PT itself, leverage the robust carrier grade Linux development environment and rich suite of communications protocols (PT's NexusWare) of IPnexus Application-Ready Systems as a cornerstone component of their end product value proposition. PT's SEGway Signaling Solutions provide affordable, high density signaling, advanced routing for LTE and IMS applications, IP migration, gateway capabilities, SIP bridging, and core-to-edge distributed intelligence, as well as features such as Number Portability and SMS Spam Defense. The company's Xpress NGN applications enable evolving Mobile 2.0, Multi-media, and IMS based revenue-generating services. PT is headquartered in Rochester, NY and maintains sales and engineering offices around the world.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. This press release contains forward-looking statements which reflect the Company's current views with respect to future events and financial performance, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and is subject to the safe harbor provisions of those Sections. The Company's future operating results are subject to various risks and uncertainties and could differ materially from those discussed in the forward-looking statements and may be affected by various trends and factors which are beyond the Company's control. These risks and uncertainties include, among other factors, business and economic conditions, rapid technological changes accompanied by frequent new product introductions, competitive pressures, dependence on key customers, inability to gauge order flows from customers, fluctuations in quarterly and annual results, the reliance on a limited number of third party suppliers, limitations of PT's manufacturing capacity and arrangements, the protection of PT's proprietary technology, errors or defects in our products, the effects of pending or threatened litigation, the dependence on key personnel, changes in critical accounting estimates, potential impairments related to investments, foreign regulations, possible loss or significant curtailment of significant government contracts or subcontracts, and potential material weaknesses in internal control over financial reporting. In addition, during weak or uncertain economic periods, customers' visibility deteriorates causing delays in the placement of their orders. These factors often result in a substantial portion of PT's revenue being derived from orders placed within a quarter and shipped in the final month of the same quarter. Forward-looking statements should be read in conjunction with the most recent audited Consolidated Financial Statements, the Notes thereto, Risk Factors, and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company, as contained in the Company's Annual Report on Form 10-K, and other documents filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

As a supplement to the GAAP-based consolidated financial statements contained in this press release, the Company is providing a presentation of non-GAAP financial measures which can be useful to investors to gain an overall understanding of the Company's current financial performance. Specifically, the Company believes the non-GAAP financial measures provide useful information to investors by excluding certain expenses the Company believes are not indicative of its core operating results. The non-GAAP financial measures exclude certain expenses such as the effects of (a) amortization of purchased intangible assets, (b) stock-based compensation, (c) restructuring costs, (d) litigation costs, and (e) impairment charges.

Management utilizes a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions and forecasting and planning for future periods. We also consider the use of the non-GAAP financial measures to be helpful in assessing various aspects of our business operations.

Non-GAAP financial measures are not meant to be considered a substitute for the corresponding GAAP financial information and should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool and that these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP financial information.

A reconciliation of non-GAAP measures to GAAP measures is included herein.

###

A conference call will be held on Friday, November 11, at 10:00 a.m., New York time, to discuss the results. All institutional investors can participate in the conference by dialing (866) 250-5144 or (416) 849-6163. The call will be available simultaneously for all other investors at (866) 494-3387 or (416) 915-1198. A digital recording of this conference call may be accessed immediately after its completion from November 11 through November 15, 2011. To access the recording, participants should dial (866) 245-6755 or (416) 915-1035 using passcode 967367. A live webcast of the conference call will be available on the PT website at www.pt.com and will be archived to the site within two hours after the completion of the call.

PT is a trademark of Performance Technologies, Inc. The names of actual companies, products, or services may be the trademarks, registered trademarks, or service marks of their respective owners in the United States and/or other countries.

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

ASSETS

	September 30, 2011	December 31, 2010

Current assets:
Cash and cash equivalents	$9,483,000	$12,796,000
Investments	885,000	3,753,000
Accounts receivable	8,023,000	5,478,000
Inventories	6,106,000	7,787,000
Prepaid expenses and other assets	1,208,000	940,000
Prepaid income taxes	166,000	31,000
Fair value of foreign currency hedges		17,000
Total current assets	25,871,000	30,802,000

Investments	2,054,000	2,677,000
Property, equipment and improvements, net	2,002,000	2,162,000
Software development costs, net	4,220,000	3,995,000
Purchased intangible assets, net	4,660,000	804,000
Total assets	$38,807,000	$40,440,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$1,115,000	$2,756,000
Other payable	992,000
Deferred revenue	3,347,000	1,946,000
Accrued expenses	1,962,000	2,919,000
Fair value of foreign currency hedges	115,000
Total current liabilities	7,531,000	7,621,000
Deferred income taxes	82,000	51,000
Total liabilities	7,613,000	7,672,000

Stockholders’ equity:
Preferred stock
Common stock	133,000	133,000
Additional paid-in capital	17,276,000	17,042,000
Retained earnings	23,764,000	25,400,000
Accumulated other comprehensive income	(161,000)	11,000
Treasury stock	(9,818,000)	(9,818,000)
Total stockholders’ equity	31,194,000	32,768,000
Total liabilities and stockholders’ equity	$38,807,000	$40,440,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2011	2010	2011	2010

Sales	$9,000,000	$6,307,000	$27,125,000	$21,111,000
Cost of goods sold	4,454,000	3,801,000	14,419,000	11,428,000
Gross profit	4,546,000	2,506,000	12,706,000	9,683,000

Operating expenses:
Selling and marketing	1,585,000	1,976,000	4,966,000	6,383,000
Research and development	1,593,000	1,827,000	5,342,000	5,709,000
General and administrative	981,000	1,661,000	3,590,000	4,334,000
Impairment charge - vendor software	400,000		400,000
Restructuring charges	71,000	69,000	253,000	196,000
Total operating expenses	4,630,000	5,533,000	14,551,000	16,622,000
Loss from operations	(84,000)	(3,027,000)	(1,845,000)	(6,939,000)

Other (expense) income, net	(4,000)	65,000	86,000	170,000
Loss before income taxes	(88,000)	(2,962,000)	(1,759,000)	(6,769,000)

Income tax (benefit) provision	(2,000)	(33,000)	(123,000)	20,000
Net loss	$(86,000)	$(2,929,000)	$(1,636,000)	$(6,789,000)

Basic loss per share	$(.01)	$(.26)	$(.15)	$(.61)

Weighted average common shares	11,116,000	11,116,000	11,116,000	11,116,000

PERFORMANCE TECHNOLOGIES, INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2011	2010	2011	2010
Gross Profit Reconciliation
GAAP gross profit	$4,546,000	$2,506,000	$12,706,000	$9,683,000
Amortization of purchased intangible assets (a)	280,000		812,000
Stock-based compensation (b)	3,000	4,000	9,000	17,000
Non-GAAP gross profit	4,829,000	2,510,000	13,527,000	9,700,000
Non-GAAP gross profit percentage of sales	53.7%	39.8%	49.9%	45.9%

Operating Expense Reconciliation
GAAP operating expense	4,630,000	5,533,000	14,551,000	16,622,000
Stock-based compensation (b)	(63,000)	(67,000)	(225,000)	(341,000)
Restructuring costs (c)	(71,000)	(69,000)	(253,000)	(196,000)
Litigation expenses (d)		(563,000)	(414,000)	(863,000)
Impairment charge - vendor software (e)	(400,000)		(400,000)
Non-GAAP operating expenses	4,096,000	4,834,000	13,259,000	15,222,000

Net Loss Reconciliation
GAAP net loss	(86,000)	(2,929,000)	(1,636,000)	(6,789,000)
Amortization of purchased intangible assets (a)	280,000		812,000
Stock-based compensation (b)	66,000	71,000	234,000	358,000
Restructuring costs (c)	71,000	69,000	253,000	196,000
Litigation expenses (d)		563,000	414,000	863,000
Impairment charge - vendor software (e)	400,000		400,000
Non-GAAP net income (loss)	$731,000	$(2,226,000)	$477,000	$(5,372,000)

Loss per Common Share
GAAP basic net loss per share	$(.01)	$(.26)	$(.15)	$(.61)
Non-GAAP basic and diluted (f) net income
(loss) per share	$.07	$(.20)	$.04	$(.48)

The Non-GAAP measures above, and its reconciliation to our GAAP results for the periods presented, reflect adjustments relating to the following items:

(a)    Amortization of purchased intangible assets - a non-cash expense arising from the acquisition of intangible assets that the Company is required to amortize over their expected useful life. The amount of purchased intangible assets increased significantly as a result of the acquisition of the USP and SP2000 signaling technologies acquired from GENBAND.
(b)    Stock-based compensation costs - a non-cash expense incurred in accordance with share-based compensation accounting guidance.

(c)    Restructuring costs - costs incurred as a result of restructuring activities taken to bring operating expenses more in line with expected revenues.

(d)    Litigation expenses - legal expenses not indicative of core operating activities.

(e)    Impairment charge - vendor software - One-time impairment charge recorded in connection with the termination of a marketing reseller agreement with a vendor, not indicative of core operating activities.

(f)    Basic and diluted net income per common share are identical for the three and nine months ended September 30, 2011.